EXHIBIT 99.1 - CERTIFICATION PURSUANT TO 18 U.S.C. SECTION
               1350, AS ADOPTED PURSUANT TO SECTION 906
               OF THE SARBANES-OXLEY ACT OF 2002

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of CPI Corp. (the "Company") on Form 10-K/A for the period ending February 2, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, J. David Pierson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Subsection 1350, as adopted pursuant to Subsection 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

      (2) The information contained in the Report fairly present, in all material respects, the financial condition and the results of operations of the Company.


By:  /s/ J. David Pierson
     --------------------------
         J. David Pierson
         Chief Executive Officer
         May 12, 2003


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